J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated March 29, 2024

to the Current Summary Prospectuses, Prospectuses and Statement of Additional Information,

as supplemented

The Securities and Exchange Commission (“SEC”) approved amendments (“Amendments”) to the rules that govern the operation of U.S. registered money market funds (“MMFs”). The Amendments became effective on October 2, 2023, with tiered compliance dates. Under the Amendments, the board (or its delegate) of a MMF that does not qualify as a “government MMF” (i.e., institutional prime and institutional tax-exempt MMFs and retail MMFs) may require the MMF to impose a discretionary liquidity fee (not to exceed 2% of the value of the shares redeemed) if it determines that such a fee would be in the best interests of the MMF (the “Discretionary Liquidity Fee”). A government MMF may opt-in to the Discretionary Liquidity Fee framework, upon notice to the MMF’s shareholders. In connection with the Discretionary Liquidity Fees, the Funds will be subject to a discretionary liquidity fee and the following changes to the Summary Prospectuses, Prospectuses and Statement of Additional Information will be made, effective April 2, 2024.

The information in the “Liquidity Fee and Redemption Gate” section of the Summary Prospectuses is amended as follows:

Liquidity Fees

The Fund’s policies and procedures permit the Fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The information in the “More About the Funds — Additional Information About the Funds’ Investment Strategies —Liquidity Fee and Redemption Gate” section of the Prospectuses is amended as follows:

Liquidity Fees

The Fund’s policies and procedures permit the Fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The information in the “Liquidity Fee and Redemption Gate” section of the Prospectus is amended as follows:

Liquidity Fees

A Fund that does not qualify as a Government MMF may impose a discretionary liquidity fee of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund. Discretionary liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The adviser generally expects that a discretionary liquidity fee would be implemented, if at all,

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after a Fund has notified Financial Intermediaries and shareholders that a liquidity fee will be imposed (generally, applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement that the Fund will impose a liquidity fee), although the adviser, in its discretion, may elect otherwise. In the event that a discretionary liquidity fee is imposed, the adviser expects that for the duration of its implementation and the day after which such is terminated, a Fund would strike only one NAV per day, at the Fund’s last scheduled NAV calculation time.

The imposition of a discretionary liquidity fee will be reported by a Fund to the SEC on Form N-MFP. Such information will also be available on the Fund’s website (www.jpmorganfunds.com). In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. If a discretionary liquidity fee is applied, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee. Discretionary liquidity fees would reduce the amount you receive upon redemption of your shares.

The adviser may, in its discretion, terminate a discretionary liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a discretionary liquidity fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a discretionary liquidity fee is in effect. When a discretionary liquidity fee is in place, shareholders will not be permitted to exchange into or out of a Fund.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. With regard to the Retail Funds and the Government Funds, the Board may suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, a Fund will notify the SEC of its decision to liquidate and suspend redemptions.

There is some degree of uncertainty with respect to the tax treatment of discretionary liquidity fees received by Funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a Fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Financial Intermediaries are required to promptly take the steps requested by a Fund or its designees to impose or help to implement a discretionary liquidity fee as requested from time to time, including the rejection of orders due to the imposition of a fee or the prompt re-confirmation of orders following a notification regarding the implementation of a fee. If a discretionary liquidity fee is imposed, these steps are expected to include the submission of trades on a gross, rather than net, basis from the time of the effectiveness of the liquidity fee and the submission of such order information to the Fund or its designee prior to the next calculation of a Fund’s NAV. Unless otherwise agreed to between a Fund and Financial Intermediary, the Fund will withhold discretionary liquidity fees on behalf of Financial Intermediaries. With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a discretionary liquidity fee may be paid by the Fund without the deduction of a liquidity fee.

The definition for “Liquidity Fees and Redemption Gates” in the “What the Terms Mean” section of the Prospectus is amended as follows:

Liquidity fees: Certain Funds’ policies and procedures permit the Fund to impose liquidity fees on redemptions of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The second and third paragraphs of the section “Redemptions” in Appendix A to the Statement of Additional Information is replaced with the following:

With regard to Money Market Funds that do not qualify as Government Money Market Funds, the Fund may impose a discretionary liquidity fee of up to 2% of the value of the shares redeemed if the adviser, as the delegate of the Board, determines it is in the best interests of the Fund.

The adviser may, in its discretion, terminate a discretionary liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a discretionary liquidity fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect. When a discretionary liquidity fee is in place, shareholders will not be permitted to exchange into or out of a Money Market Fund.